EX-10.69.08

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 1, 2010, by and between EMERITUS CORPORATION, a Washington corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of January 17, 2008, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1.  Section 1.1 (a) is hereby amended by deleting "June 30, 2010" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "June 30, 2011," with such change to be effective upon the execution and delivery to Bank of a promissory note dated as of July 1, 2010 (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

2.  Sections 4.3 (e) is hereby renumbered as Sections 4.3 (f).

3.  The following is hereby added to the Credit Agreement as 4.3 (e):

“ (e)   contemporaneously with each loan advance and each financial statement of Borrower required hereby, a Certificate of the CFO or Senior Vice President of Financial Services/Controller of Borrower that such financial statements are true, complete and accurate; that Borrower is in compliance with the terms, conditions and covenants contained herein; and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.”

4.  Section 4.9 (b) is hereby deleted in its entirety, and the following substituted therefor:

“(b)           Liquidity.  Maintain unemcumbered liquid assets (defined as cash, cash equivalents and/or publicly traded/quoted marketable securities acceptable to Bank in its sole discretion) with an aggregate fair market value not at any time less than $10,000,000.00 in excess of the aggregate outstanding balance under the Line of Credit.”  Further, not later than 15 days after, and as of the end of each calendar month Borrower shall provide to Bank copies of all of Borrower’s current account statements for deposit, brokerage and other accounts containing unencumbered liquid assets, together with such other information as Bank may reasonably require to determine compliance with this covenant.”

5.	Section 5.5 is hereby deleted in its entirety, and the following substituted therefor:

“ SECTION 5.5.     LOANS, ADVANCES, INVESTMENTS.    Make any loans or advances to or investments in any person or entity, except (a) any of the foregoing existing as of, and disclosed to Bank prior to, the date hereof; and the investment in Stayton SW Assisted Living, LLC aka Sunwest.”

6.  Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification.  All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment.  This Amendment and the Credit Agreement shall be read together, as one document.

7.  Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein.  Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

WELLS FARGO BANK,
EMERITUS CORPORATION                                                  NATIONAL ASSOCIATION

By: /s/ Jim L. Hanson                                                                By: /s/ Gloria Nemechek
      Jim L. Hanson, Sr. Vice President of                                 Gloria Nemechek, Vice President
      Financial Services, Controller